                                                                    EXHIBIT 99.1

                       BAY VIEW SECURITIZATION CORPORATION
                          BAY VIEW 2002 LJ-1 AUTO TRUST
                       FOR PAYMENT DATE: FEBRUARY 25, 2003
                       FOR COLLECTION PERIOD: JANUARY 2003
                    FOR DETERMINATION DATE: FEBRUARY 18, 2003

A.  PRINCIPAL BALANCE
    RECONCILIATION                   A-1              A-2            A-3              A-4           # LOANS          TOTAL
                                -------------   --------------  --------------  --------------  --------------   --------------
(A) Original Principal Balance  65,800,000.00   129,000,000.00  171,000,000.00   87,410,907.00          20,885   453,210,907.00
                                -------------   --------------  --------------  --------------  --------------   --------------
(B) Beginning Period Principal
    Balance                      1,017,902.43   129,000,000.00  171,000,000.00   87,410,907.00          18,918   388,428,809.43
                                -------------   --------------  --------------  --------------  --------------   --------------
(C) Collections (Regular
    Payments)                    1,017,902.43     5,307,900.01            0.00            0.00             N/A     6,325,802.44
                                -------------   --------------  --------------  --------------  --------------   --------------
(D) Withdrawal from Payahead
    (Principal)                                     37,846.02            0.00            0.00              N/A        37,846.02
                                -------------   --------------  --------------  --------------  --------------   --------------
(E) Collections (Principal
    Payoffs)                                     7,172,179.89            0.00            0.00              415     7,172,179.89
                                -------------   --------------  --------------  --------------  --------------   --------------
(F) Gross Charge Offs (Prior
    Mo. End Bal)                                     25,300.88            0.00            0.00               3        25,300.88
                                -------------   --------------  --------------  --------------  --------------   --------------
(G) Defaulted Receivables
    (Prior Mo. End Bal)                             678,288.55            0.00            0.00              31       678,288.55
                                -------------   --------------  --------------  --------------  --------------   --------------
(H) Principal Reductions
    (Other) (Partial chg-off)                         6,099.00            0.00            0.00             N/A         6,099.00
                                -------------   --------------  --------------  --------------  --------------   --------------
(I) Repurchases                                           0.00            0.00            0.00               0             0.00
                                =============   ==============  ==============  ==============  ==============   ==============
(J) Ending Balance                       0.00   115,772,385.65  171,000,000.00   87,410,907.00          18,469   374,183,292.65
                                =============   ==============  ==============  ==============  ==============   ==============

                                -------------   --------------  --------------  --------------  --------------   --------------
(K) Certificate Factor               0.000000%       89.746035%     100.000000%     100.000000%      88.431889%       82.562729%
                                -------------   --------------  --------------  --------------  --------------   --------------

Notional Principal Balance:
 Class I

(L) Beginning                                                                                   284,300,038.00
                                                                                                --------------
(M) Reduction                                                                                    13,399,922.00
                                                                                                --------------
(N) Ending                                                                                      270,900,116.00
                                                                                                --------------
Notional Principal Balance:
 Companion Component
                                                                                                --------------
(O) Beginning                                                                                   104,094,753.31
                                                                                                --------------
(P) Reduction                                                                                       845,594.78
                                                                                                --------------
(Q) Ending                                                                                      103,249,158.53
                                                                                                --------------

B.  CASH FLOW RECONCILIATION                                                        TOTALS
                                                                                --------------
(A) CASH WIRED-PRINCIPAL AND
    INTEREST COLLECTIONS                                                         16,960,144.04
                                                                                --------------
(B) INTEREST WIRED - COLLECTION
    ACCOUNT & PAYAHEAD ACCOUNT                                                       22,383.01
                                                                                --------------
(C) WITHDRAWAL FROM PAYAHEAD
    ACCOUNT                                                                               0.00
                                                                                --------------
    1) allocable to principal                                                        37,846.07
                                                                                --------------
    2) allocable to interest                                                              0.00
                                                                                --------------
(D) ADVANCES                                                                          3,568.72
                                                                                --------------
(E) REPURCHASES                                                                           0.00
                                                                                --------------
(F) GROSS CHARGE OFF RECOVERIES                                                     232,533.55
                                                                                --------------
(G) SPREAD ACCOUNT WITHDRAWAL                                                             0.00
                                                                                --------------
(H) Policy Draw for "I"
    Interest                                                                              0.00
                                                                                --------------
(I) Policy Draw for "A-1"
    Interest or Ultimate
    Principal                                                                             0.00
                                                                                --------------
(J) Policy Draw for "A-2"
    Interest or Ultimate
    Principal                                                                             0.00
                                                                                --------------
(K) Policy Draw for "A-3"
    Interest or Ultimate
    Principal                                                                             0.00
                                                                                --------------
(L) Policy Draw for "A-4"
    Interest or Ultimate
    Principal                                                                             0.00
                                                                                --------------

                                                                                --------------
        TOTAL COLLECTIONS                                                        17,256,475.39
                                                                                --------------

C.  TRUSTEE DISTRIBUTION                                                             TOTAL
                                                                                --------------
(A) TOTAL CASH FLOW                                                              17,256,475.39
                                                                                --------------
(B) DEPOSIT TO PAYAHEAD                                                                   0.00
                                                                                --------------
(C) Indenture Trustee Fee                                                                 0.00
                                                                                --------------
(D) UNRECOVERED INTEREST
    ADVANCES                                                                              0.00
                                                                                --------------
(E) SERVICING FEE (DUE AND
    UNPAID)                                                                         323,690.67
                                                                                --------------
(F) Standby Servicing Fee (not
    to exceed $50,000)                                                                6,473.81
                                                                                --------------
(G) Owner Trustee Fee (not to
    exceed $25,000)                                                                       0.00
                                                                                --------------
(H) INTEREST TO "A-1"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                                 1,512.95
                                                                                --------------
(I) INTEREST TO "A-2"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                               259,075.00
                                                                                --------------
(J) INTEREST TO "A-3"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                               416,100.00
                                                                                --------------
(K) INTEREST TO "A-4"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                               262,232.72
                                                                                --------------
(L) Interest to "I"
    Certificate Holders,
    including Overdue                                                               592,291.75
                                                                                --------------
(M) PRINCIPAL TO "A-1"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                             1,017,902.43
                                                                                --------------
(N) PRINCIPAL TO "A-2"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                            13,227,614.35
                                                                                --------------
(O) PRINCIPAL TO "A-3"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                                     0.00
                                                                                --------------
(P) PRINCIPAL TO "A-4"
    CERTIFICATE HOLDERS,
    INCLUDING OVERDUE                                                                     0.00
                                                                                --------------
(Q) Policy Premium and
    Unreimbursed Draws                                                              124,727.76
                                                                                --------------
(R) Spread Account (up to the
    Requisite Amount)                                                             1,024,853.94
                                                                                --------------
(S) Additional Unpaid Standby
    Servicing Fee                                                                         0.00
                                                                                --------------
(T) Additonal Unpaid Indenture
    Trustee Fee                                                                           0.00
                                                                                --------------
(U) Additional Unpaid Owner
    Trustee Fee                                                                           0.00
                                                                                --------------
(V) Interests Advance Recovery
    Payments                                                                              0.00
                                                                                --------------
(W) EXCESS YIELD                                                                          0.00
                                                                                --------------

                                                                                ==============
    BALANCE                                                                               0.00
                                                                                ==============

                       BAY VIEW SECURITIZATION CORPORATION
                          BAY VIEW 2002 LJ-1 AUTO TRUST
                       FOR PAYMENT DATE: FEBRUARY 25, 2003
                       FOR COLLECTION PERIOD: JANUARY 2003
                    FOR DETERMINATION DATE: FEBRUARY 18, 2003

D.  SPREAD ACCOUNT                                                 SPREAD
                                                                  ACCOUNT
                                                                --------------
(A) BEGINNING BALANCE                                            12,469,906.48
                                                                --------------
(B) ADDITIONS TO SPREAD AMOUNT                                    1,024,853.94
                                                                --------------
(C) INTEREST EARNED                                                  12,049.42
                                                                --------------
(D) DRAWS                                                                 0.00
                                                                --------------
(E) REIMBURSEMENT FOR PRIOR
    DRAWS                                                                  N/A
                                                                --------------
(F) DISTRIBUTION OF FUNDS TO
    SERVICER                                                               N/A
                                                                --------------
(G) PRIOR MONTH DISTRIBUTION
    OF FUNDS TO "IC"
    CERTIFICATEHOLDER                                                     0.00
                                                                ==============
H) ENDING BALANCE                                                13,506,809.84
                                                                ==============

                                                                ==============
(I) REQUIRED BALANCE                                             13,596,327.21
                                                                ==============
(J) CURRENT MONTH DISTRIBUTION
    OF FUNDS TO "IC"
    CERTIFICATEHOLDER                                                     0.00
                                                                ==============

E.  CURRENT RECEIVABLES
    DELINQUENCY

                                                                    NUMBER          BALANCE
                                                                --------------  --------------
        # PAYMENT DELINQUENCY
(A) 30-59                                                                   45      815,392.64
                                                                --------------  --------------
(B) 60-89                                                                   17      279,500.65
                                                                --------------  --------------
(C) 90+                                                                      0            0.00
                                                                ==============  ==============
(D) TOTAL                                                                   62    1,094,893.29
                                                                ==============  ==============

F.  REPOSSESSIONS

(A) COLLECTION PERIOD
    REPOSSESSIONS (CURRENT
    PERIOD END BAL)                                                         23      485,077.75
                                                                --------------  --------------
(B) AGGREGATE REPOSSESSIONS                                                107    2,217,099.06
                                                                --------------  --------------
(C) UNLIQUIDATED REPOSSESSIONS                                              23      485,077.75
                                                                --------------  --------------

G.  PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE                                                               162,654.21
                                                                                --------------
(B) DEPOSIT                                                                               0.00
                                                                                --------------
(C) WITHDRAWAL                                                                       37,846.07
                                                                                ==============
(D) ENDING BALANCE                                                                  124,808.14
                                                                                ==============

PERFORMANCE TEST

H. DELINQUENCY RATIO  (30+)

                                                  DELINQUENT
                                                    MONTH           POOL          DELINQUENCY
        MONTH                                      BALANCE         BALANCE             %
        -----                                   --------------  --------------  --------------
(A) CURRENT                                       1,094,893.29  374,183,292.65          0.2926%
                                                --------------  --------------  --------------
(B) 1ST PREVIOUS                                  1,544,810.15  388,428,809.43          0.3977%
                                                --------------  --------------  --------------
(C) 2ND PREVIOUS                                    900,038.19  404,562,981.18          0.2225%
                                                ==============  ==============  --------------
(D) THREE MONTH ROLLING AVERAGE                   1,179,913.88  389,058,361.09          0.3033%
                                                ==============  ==============  --------------

I.  CUMULATIVE DEFAULT RATE                                         MONTH        ORIGINAL POOL
                                                                   BALANCE          BALANCE     Default Rate %
                                                                --------------  --------------  --------------
(A) Defaulted Receivables
    (Current Period)                                                677,893.67
                                                                --------------
(B) Cumulative Defaulted
    Receivables (Prior Month)                                     1,852,999.01
                                                                --------------
(C) Cumulative Defaulted
    Receivables (Current Month)                                   2,530,892.68  453,210,907.00            0.56%
                                                                --------------  --------------  --------------

                                                                    MONTH        ORIGINAL POOL     Net Loss
J.  CUMULATIVE NET LOSS RATE                                       BALANCE          BALANCE         Rate %
                                                                --------------  --------------  --------------
(A) Collection Period
    Charge-Off receivables                                          709,688.43
                                                                --------------

(B) 50% of Purchase Receivables
    with scheduled payment
    delinquent more than 30
    days                                                                     -
                                                                --------------
(C) Aggregate Cram Down Losses
    during period                                                            -
                                                                --------------
(D) 50% of defaulted
    Receivables (not included
    in Collection Period
    Charge-Off Receivables)                                                  -
                                                                --------------
(E) Accrued and Unpaid Interest                                              -
                                                                --------------
(F) Less: Recoveries (current
    month)                                                          232,533.55
                                                                --------------
(G) Net Losses current period                                       477,154.88
                                                                --------------
(H) Prior Period cumulative net
    losses                                                        1,570,020.50
                                                                --------------  --------------  --------------
(I) Cumulative Net Losses
    (current period)                                              2,047,175.38  453,210,907.00            0.45%
                                                                --------------  --------------  --------------

                                                                                                  Extension
K.  EXTENSION RATE                                               MONTH BALANCE   POOL BALANCE       Rate %
                                                                --------------  --------------  --------------
(A) Principal Balance of
    Receivables extended during
    current period (not to
    exceed 1% of Original Pool
    Balance)                                                        694,765.28  374,183,292.65            0.19%
                                                                --------------  --------------  --------------

L.  LOCKBOX TEST                                                    AMOUNT          NUMBER
                                                                --------------  --------------
(A) Total Payments to Lockbox
    (Current Month)                                               8,851,026.74          16,254
                                                                --------------  --------------
(B) Total Payments (Current
    Month)                                                       17,192,677.59          19,315
                                                                --------------  --------------
(C) Lockbox Payment Percentage                                                           84.15%
                                                                                --------------

M.  FINANCIAL COVENANTS

(A) Monthly BVAC capital (at
    least $50MM)                                                        50,000
                                                                --------------
(B) Monthly BVAC cash and
    working capital borrowing
    capacity (at least $5MM)                                               n/a*
                                                                --------------
(C) Monthly BVAC net worth
    (at least $20MM)                                                    49,080
                                                                --------------

* Bay View Acceptance Corporation is currently an operating division of Bay View Bank, a commercial bank.

/s/ Angelica Velisano                   APPROVED BY:   /s/ Lisa Staab
------------------------------                         -------------------------
Prepared by: Angelica Velisano                         Lisa Staab
Senior Accounting Analyst                              AVP, Assistant Controller
Bay View Securitization Corp                           Bay View Acceptance Corp